UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2005
                                                   -------------

                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-20394                   06-1340408
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(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)



                    75 Ninth Avenue, New York, New York 10011
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (516) 622-2800
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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

Item 1.01.  Entry into a Material Definitive Agreement.

         On July 20, 2005, CoActive Marketing Group, Inc. (the "Company") and Donald A. Bernard, a director of the Company and its Executive Vice President and Chief Financial Officer, entered into an Employment Agreement (the "New Employment Agreement") pursuant to which the Company will employ Mr. Bernard as a Vice President for a three-year term commencing April 1, 2006 following the conclusion of the term of the existing employment agreement between the Company and Mr. Bernard.

         Pursuant to the New Employment Agreement, effective April 1, 2006, Mr. Bernard will resign as a director and executive officer of the Company, his salary will be reduced to $100,000 per annum, he will be required to devote no more than 10 working days per month to the performance of services on behalf of the Company, and he will no longer be eligible to participate in the Company's bonus and stock option plans. The New Employment Agreement is not subject to renewal. A copy of the New Employment Agreement has been filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (d) Effective as of July 18, 2005, Marc C. Particelli, who joined the Company as a director on February 2, 2005, was appointed to serve on the Company's audit committee to fill the vacancy caused by the resignation of John
A. Ward, III from such committee. Mr. Ward resigned from the Company's audit committee in connection with his appointment as the non-executive chairman of the board of Doral Financial Corporation and as a member of its audit committee. Pursuant to the policies of the audit committees of which he is a member, Mr. Ward may not serve as a member of more than three audit committees.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits.
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Exhibit 10.1      Employment Agreement, dated as of July 20, 2005, between the
                  Company and Donald A. Bernard

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 22, 2005

                                          COACTIVE MARKETING GROUP, INC.


                                          By: /s/ DONALD A. BERNARD
                                              ----------------------------------
                                              Donald A. Bernard,
                                              Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

No.               Description

10.1 Employment Agreement, dated as of July 20, 2005, between the Company and Donald A. Bernard